UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 8, 2019

GS Mortgage Securities Trust 2019-GSA1

(Central Index Key Number 0001789954)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

Argentic Real Estate Finance LLC

(Central Index Key Number 0001624053)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of the sponsors as specified in its charters)

Delaware	333-226082-05	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)
200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

On November, 2019 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance of GS Mortgage Securities Trust 2019-GSA1, Commercial Mortgage Pass-Through Certificates, Series 2019-GSA1 (the “Certificates”) pursuant to a pooling and servicing agreement, dated as of November 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The assets of the Issuing Entity (as defined below) include several Mortgage Loans each of which is a part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus dated October 31, 2019 and filed with the Securities and Exchange Commission on November 8, 2019 (the “Prospectus”). Each Co-Lender Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the applicable Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus.

Name of Co-Lender Agreement (as defined in the Pooling and Servicing Agreement)	Co-Lender Agreement Exhibit	Non-Serviced Servicing Agreement (if any) Exhibit
SoCal Retail Portfolio Co-Lender	4.6	4.2
New Jersey Center of Excellence Co-Lender	4.7	4.3
Millennium Park Plaza Co-Lender	4.8	4.4
19100 Ridgewood Co-Lender	4.9	4.3
Bushwick Avenue Portfolio Co-Lender	4.10	4.5
Hilton Portfolio Co-Lender	4.11	4.5
Washington Avenue Portfolio Co-Lender	4.12	N/A
Grand Canal Shoppes Co-Lender	4.13	4.2
East Village Multifamily Portfolio Co-Lender	4.14	(1)
USAA Office Portfolio Co-Lender	4.15	4.4
American Metro Center Co-Lender	4.16	(1)

(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class D, Class X-D, Class E, Class F-RR, Class G-RR, Class H-RR and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $756,206,000, were sold to Goldman Sachs & Co. LLC (“GS&Co.”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co., in such capacities, the “Underwriters”), pursuant to an underwriting agreement, dated as of October 30, 2019 (the “Underwriting Agreement”) and as to which an executed version is attached hereto as Exhibit 1.1, among the Depositor and the Underwriters. GS&Co. is acting as the lead manager. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus in negotiated transactions or otherwise at varying prices determined at the time of sale.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibits 5, 8 and 23.

All of the Private Certificates, having an aggregate initial principal amount of $108,029,960, were sold to GS&Co. and Drexel (together, in such capacities, the “Initial Purchasers”), pursuant to a purchase agreement, dated as of October 30, 2019, among the Depositor and the Initial Purchasers. The Private Certificates were sold to the Initial Purchasers in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2019-GSA1 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 49 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 84 commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.1 and dated as of November 1, 2019 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (ii) Argentic Real Estate Finance LLC (“AREF”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.2 and dated as of November 1, 2019 (the “AREF Mortgage Loan Purchase Agreement”), between the Depositor and AREF, and (iii) Starwood Mortgage Capital LLC (“SMC” and, together with GSMC and AREF, the “Sponsors”), pursuant to a mortgage loan purchase agreement, attached hereto as Exhibit 99.3 and dated as of November 1, 2019 (the “SMC Mortgage Loan Purchase Agreement”, and together with the GSMC Mortgage Loan Purchase Agreement and the AREF Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and SMC.

The compensation for the Mortgage Loans paid to the Sponsors included net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $4,948,835, were approximately $881,119,278. Of the expenses paid by the Depositor, approximately $266,573 were paid directly to affiliates of the Depositor, approximately $291,573 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $160,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $4,497,262 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor. Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus, dated October 31, 2019. The related registration statement (file no. 333-226082) was originally declared effective on December 21, 2018. In connection with such Prospectus, the Chief Executive Officer of the Depositor has provided the certification attached hereto as Exhibit 36.1 and dated as of October 31, 2019.

AREF, in its capacity as “retaining sponsor” (in such capacity, the “Retaining Sponsor”) is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by Argentic Securities Holdings Cayman Limited, the Retaining Sponsor’s “majority-owned affiliate” (as defined in the Risk Retention Rule), of (i) an “eligible vertical interest” (as defined in the Risk Retention Rule) in the form of certificates representing approximately 2.337% of the initial Certificate Balance or Notional Amount, as applicable, of each class of Certificates (other than the Class R Certificates) (collectively, the “VRR Interest”) and (ii) the Class F-RR, Class G-RR and Class H-RR Certificates (the “HRR Certificates”).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $23,759,964 (excluding accrued interest), representing approximately 2.683% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Retaining Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $44,271,423, representing 5% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Preliminary Prospectus, dated October 18, 2019, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit 1.1	Underwriting Agreement, dated as of October 30, 2019, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2019, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	MSC 2019-H7 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.3	GSMS 2019-GC42 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.4	CGCMT 2019-GC41 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.5	CF 2019-CF2 PSA (as defined in the Pooling and Servicing Agreement).

Exhibit 4.6	SoCal Retail Portfolio Co-Lender (as defined in the Pooling and Servicing Agreement).

Exhibit 4.7	New Jersey Center of Excellence Co-Lender (as defined in the Pooling and Servicing Agreement).

Exhibit 4.8	Millennium Park Plaza Co-Lender (as defined in the Pooling and Servicing Agreement).

Exhibit 4.9	19100 Ridgewood Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.10	Bushwick Avenue Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.11	Hilton Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.12	Washington Avenue Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.13	Grand Canal Shoppes Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.14	East Village Multifamily Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.15	USAA Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 4.16	American Metro Center Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated September 27, 2019.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated September 27, 2019 (included as part of Exhibit 5).

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated September 27, 2019 (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated October 31, 2019.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 1, 2019, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 1, 2019, between Argentic Real Estate Finance LLC, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of November 1, 2019, between Starwood Mortgage Capital LLC, as seller, and GS Mortgage Securities Corporation II, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 8, 2019	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ Leah Nivison
Name: Leah Nivison Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of October 30, 2019, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of November 1, 2019, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	MSC 2019-H7 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.3	GSMS 2019-GC42 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.4	CGCMT 2019-GC41 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.5	CF 2019-CF2 PSA (as defined in the Pooling and Servicing Agreement).	(E)
4.6	SoCal Retail Portfolio Co-Lender (as defined in the Pooling and Servicing Agreement).	(E)
4.7	New Jersey Center of Excellence Co-Lender (as defined in the Pooling and Servicing Agreement).	(E)
4.8	Millennium Park Plaza Co-Lender (as defined in the Pooling and Servicing Agreement).	(E)
4.9	19100 Ridgewood Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.10	Bushwick Avenue Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.11	Hilton Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)

4.12	Washington Avenue Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.13	Grand Canal Shoppes Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.14	East Village Multifamily Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.15	USAA Office Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
4.16	American Metro Center Co-Lender Agreement (as defined in the Pooling and Servicing Agreement).	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 8, 2019.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 8, 2019 (included as part of Exhibit 5).	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated November 8, 2019 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated October 31, 2019.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of November 1, 2019, between Goldman Sachs Mortgage Company, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated as of November 1, 2019, between Argentic Real Estate Finance LLC, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of November 1, 2019, between Starwood Mortgage Capital LLC, as seller, and GS Mortgage Securities Corporation II, as purchaser.	(E)